SUMMARY

PROSPECTUS

January 31, 2024

Clifford Capital Focused
Small Cap Value Fund

Investor Class (FSVRX)

Institutional Class (FSVVX)

Super Institutional Class (FSVQX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at https://cliffordcap.com/fundreports/. You may also obtain this information at no cost by calling 800-673-0550. The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2024, are incorporated by reference into this Summary Prospectus.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this summary prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

SUMMARY Prospectus | January 31, 2024

Clifford Capital Focused Small Cap Value Fund

Investment Objective

The investment objective of the Clifford Capital Focused Small Cap Value Fund (the “Focused SCV Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Focused SCV Fund.

Shareholder Fees
(fees paid directly from your investment)

	Investor Class	Institutional Class	Super Institutional Class
Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 60 days or less)	2.00%	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%	0.90%	0.90%
Distribution and Service 12b-1 Fees	0.25%	None	None
Shareholder Servicing Plan	0.25%	0.17%	None
Other Expenses	1.78%	1.77%	1.71%
Total Annual Fund Operating Expenses	3.18%	2.84%	2.61%
Less Fee Waivers and/or Expense Reimbursements(1)	(1.88%)	(1.79%)	(1.64%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(1)	1.30%	1.05%	0.97%

(1)Clifford Capital Partners, LLC (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to reduce its fees and/or reimburse certain Focused SCV Fund expenses until January 31, 2025 to keep Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding interest, distribution and service fees pursuant to Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) from exceeding 1.05%, 1.05% and 0.97%, respectively, of the daily net assets of the Fund’s Investor Class, Institutional Class and Super Institutional Class. Each waiver of fees and/or reimbursement of an expense by the Adviser is subject to repayment by the Focused SCV Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Trust and the Adviser may terminate this expense limitation agreement prior to January 31, 2025 only by mutual written consent.

SUMMARY Prospectus | January 31, 2024

Clifford Capital Focused Small Cap Value Fund

Expense Example

The following example is intended to help you compare the cost of investing in the Focused SCV Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Focused SCV Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Focused SCV Fund’s operating expenses remain the same each year. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is reflected in the example shown below for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	10 Years
Investor Class	$132	$804	$1,500	$3,355
Institutional Class	$107	$710	$1,340	$3,037
Super Institutional Class	$ 99	$655	$1,238	$2,822

Portfolio Turnover

The Focused SCV Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Focused SCV Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Focused SCV Fund’s performance. For the most recent fiscal year ended September 30, 2023, the Focused SCV Fund’s portfolio turnover rate was 34.00% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Focused SCV Fund invests at least 80% of its net assets in the equity securities of U.S. companies with small market capitalizations (“small cap companies”) that the Fund’s investment adviser, Clifford Capital Partners, LLC (the “Adviser”), believes are trading at a discount to what they are worth at the time of purchase and have the potential for capital appreciation with acceptable downside risks. The Adviser considers a company to be a small cap company if its market capitalization is no larger than that of the largest company in the Russell 2000® Index at the time a new position is established, based on the index data as of the end of the previous calendar quarter. The market capitalization of the largest company in the index is subject to change. As of December 31, 2023, the market capitalization of the

SUMMARY Prospectus | January 31, 2024

Clifford Capital Focused Small Cap Value Fund

largest company in the Russell 2000® Index was $6.0 billion. This investment policy may be changed by the Focused SCV Fund upon 60 days’ prior notice to shareholders.

The Adviser uses a disciplined “bottom-up” selection process to identify equity securities of companies that appear to be selling at a discount to the Adviser’s assessment of their potential value. To evaluate a company’s potential value, the Adviser uses analysis techniques such as normalized price multiples (including price to earnings, price to book value, and price to cash flow); estimated private market value; liquidation analysis; discounted cash flow analysis; and dividend discount models.

The Adviser strives to buy stocks at a discount to intrinsic value, taking advantage of price dislocations caused by short-term investor orientation, herd influences, and other irrational investor behavior. The Adviser also buys stocks at a discount resulting from the increasing market clout of passive investors and investors who rely on non-company-specific analysis, such as investors who trade funds and ETFs of entire sectors or industries rather than individual stocks. These investment opportunities arise when, in the opinion of the Adviser, the expectations implied in a company’s stock price are too low relative to the firm’s long-term earnings power or to its current assets. The Fund also may invest in sponsored or unsponsored American Depository Receipts (“ADRs”).

The overall portfolio construction methodology is guided by a dynamic mix of two types of stocks:

•Core Value stocks – investments in companies the Adviser believes are high-quality companies that earn high returns on capital. These stocks will represent 50-75% of the Focused SCV Fund’s holdings.

•Deep Value stocks – opportunistic investments in companies the Adviser believes are deeply-undervalued. These stocks, plus the Fund’s cash holdings, will represent the remaining 25-50% of the Focused SCV Fund.

The Focused SCV Fund will normally hold between 25 and 35 securities. The Adviser believes that maintaining a relatively small number of portfolio holdings allows each security to have a meaningful impact on the portfolio’s results. The number of securities held by the Focused SCV Fund may occasionally differ from this range at times such as when the portfolio manager is accumulating new positions, phasing out and exiting positions, or responding to exceptional market conditions.

SUMMARY Prospectus | January 31, 2024

Clifford Capital Focused Small Cap Value Fund

The Principal Risks of Investing in the Focused SCV Fund

Risks of Investing in Equity Securities. Overall equity market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Risks of Small-Cap and Mid-Cap Securities. Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies. Although investing in securities of smaller companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. The earnings and prospects of smaller companies are generally more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

Focused Investment Risk. The Fund is a focused fund and generally holds stocks of between only 25 and 35 companies. Focused funds may invest a larger portion of their assets in the securities of a single issuer compared to other funds. Focusing investments in a small number of companies may subject the Fund to greater share price volatility and therefore a greater risk of loss because a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return. Economic, political or regulatory developments may have a greater impact on the value of the Fund’s portfolio than would be the case if the portfolio held more positions, and events affecting a small number of companies may have a significant and potentially adverse impact on the performance of the Fund. In addition, investors may buy or sell substantial amounts of Fund shares in response to factors affecting or expected to affect a small number of companies, resulting in extreme inflows and outflows of cash into or out of the Fund. To the extent such inflows or outflows of cash cause the Fund’s cash position or cash requirements to exceed normal levels, management of the Fund’s portfolio may be negatively affected.

Sector Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause the value of its share price to be more susceptible to the financial, market, or economic events affecting issuers and

SUMMARY Prospectus | January 31, 2024

Clifford Capital Focused Small Cap Value Fund

industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s net asset value per share. During the fiscal year ended September 30, 2023, the Fund invested a substantial amount of its assets in securities of companies of the financial sector and industrial sector. Sectors in which the Fund invests may change. To the extent that the Fund invests in securities in the financial sector or industrial sector, it will be subject to the following risks:

Financial Companies Risk. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants in their fields of business.

Industrial Companies Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, global events, exchange rates and economic conditions will likewise affect the performance of these companies.

Management Style Risk. Because the Fund invests primarily in value stocks (stocks that the Adviser believes are undervalued), the Fund’s performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g., growth stocks), or that have a broader investment style.

Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted, including the risk that there is often less publicly available information about foreign issuers, and the possibility of negative governmental actions and of political and social unrest.

Performance History

The bar chart and table on the following page provide some indication of the risks of investing in the Focused SCV Fund by showing changes in the Focused SCV Fund’s performance from year to year and by showing how the Focused

SUMMARY Prospectus | January 31, 2024

Clifford Capital Focused Small Cap Value Fund

SCV Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Focused SCV Fund’s past performance (before and after taxes) is not necessarily an indication of how the Focused SCV Fund will perform in the future. Updated performance information is available at https://cliffordcap.com/fundreports/ or by calling toll-free 800-673-0550.

The bar chart below shows the annual returns for the Focused SCV Fund’s Institutional Class shares for each full calendar year of the Focused SCV Fund. The performance of the Focused SCV Fund’s Investor Class shares and Super Institutional Class shares will differ from the Investor Class shares returns shown in the bar chart because the expenses of the Classes differ.

CLIFFORD FOCUSED SMALL CAP VALUE FUND (INSTITUTIONAL CLASS) CALENDAR YEAR TOTAL RETURNS

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
10.34%
21.04%
-11.39%
17.86%
2020
2021
2022
2023

During the period shown, the highest quarterly return was 29.99% (quarter ended 12/31/2020) and the lowest quarterly return was -36.62% (quarter ended 3/31/2020).

SUMMARY Prospectus | January 31, 2024

Clifford Capital Focused Small Cap Value Fund

Average Annual Returns for Periods Ended December 31, 2023

The table below shows how the average annual total returns of the Focused SCV Fund’s classes compared to those of the Focused SCV Fund’s benchmark. The table also presents the impact of taxes on the Focused SCV Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Focused SCV Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns for the Investor Class and Super Institutional Class shares will differ from those of the Institutional Class shares as the expenses of the Classes differ.

Return Before Taxes	One Year	Since Inception
Investor Class Shares	17.50%	10.44% (1/31/2020)
Institutional Class Shares	17.86%	9.78% (10/01/2019)
Super Institutional Class Shares	17.98%	10.81% (1/31/2020)

Return After Taxes – Institutional Class	One Year	Since Inception (10/01/19)
Return After Taxes on Distributions	16.66%	7.94%
Return After Taxes on Distributions and Sale of Fund Shares	10.58%	7.04%
Russell 2000® Total Return Value Index (reflects no deduction for fees, expenses or taxes)	14.65%	8.74%

Management

Investment Adviser.

Clifford Capital Partners, LLC.

Portfolio Manager.

Ryan P. Batchelor, CFA, CPA, has managed the Fund since its inception in October 2019.

SUMMARY Prospectus | January 31, 2024

Clifford Capital Focused Small Cap Value Fund

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the Focused SCV Fund is shown below. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

	Investor Class
	Initial	Additional
Regular Account	$2,500	$100
Automatic Investment Plan	$2,500	$100
IRA Account	$2,500	$100

	Institutional Class
	Initial	Additional
Regular Account	$100,000	$1,000
Automatic Investment Plan	$100,000	$100
IRA Account	$100,000	$100

	Super Institutional Class
	Initial	Additional
Regular Account	$1,000,000	$10,000
Automatic Investment Plan	$1,000,000	$ 1,000
IRA Account	$1,000,000	$ 1,000

Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (Clifford Capital Funds, c/o Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), by wire, or by telephone by calling toll free 800-673-0550. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions may be subject to U.S. federal income tax and may be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred account, such as a 401(k) plan, IRA or 529 college savings plan. In such a tax-deferred account, your tax liability is generally not incurred until you withdraw assets from such an account.

SUMMARY Prospectus | January 31, 2024

Clifford Capital Focused Small Cap Value Fund

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.